EXHIBIT 32.2

SARBANES-OXLEY SECTION 906 CERTIFICATION

CERTIFICATION OF BRYAN F. BULAWA, CHIEF FINANCIAL OFFICER
OF DEP HOLDINGS, LLC, THE GENERAL PARTNER OF
DUNCAN ENERGY PARTNERS L.P.

In connection with this quarterly report of Duncan Energy Partners L.P. (the “Registrant”) on Form 10-Q for the quarterly period ended June 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bryan F. Bulawa, Chief Financial Officer of DEP Holdings, LLC, the General Partner of the Registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Bryan F. Bulawa
Name:	Bryan F. Bulawa
Title:	Chief Financial Officer of DEP Holdings, LLC,
the General Partner of Duncan Energy Partners L.P.

Date:        August 9, 2011